UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 11, 2005
                                                         ---------------


                              EFOODSAFETY.COM, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                     333-68008                   62-1772151
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


                            19125 North Indian Avenue
                            Palm Springs, California 92258
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (760) 329-4304

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 502.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF PRINCIPAL OFFICERS

         Effective August 11, 2005, Mark Taggatz resigned as President and Chief Executive Officer of the registrant, to pursue other opportunities; William R. Nelson resigned as a Director, due to personal matters; Patricia Ross-Gruden, Chairman of the Board of Directors, was appointed President and Chief Executive Officer and resigned as Secretary; and Tim Matula was appointed Secretary.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EFOODSAFETY.COM, INC.
                                             (Registrant)

Date: August 12, 2005                       /s/ Patricia Ross-Gruden
                                           -------------------------------------
                                            Patricia Ross-Gruden, President and
                                            Chief Executive Officer